Supplement to the
Fidelity® Nasdaq Composite Index® Fund
January 29, 2024
Prospectus
Effective June 1, 2024, the fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements. The amended contract will incorporate a management fee rate that may vary by class. The Adviser or an affiliate will pay certain expenses of managing and operating the fund out of each class's management fee.
Effective June 1, 2024, the following information replaces similar information found in the "Fund Summary" section under the "Fee Table" heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.29% A, B
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00% B
Total annual operating expenses	0.29%
AThe management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.10% was previously charged under the services agreements.
BAdjusted to reflect current fees.
1 year	$30
3 years	$93
5 years	$163
10 years	$368

Effective June 1, 2024, the following information replaces similar information found in the "Fund Management" section under the "Advisory Fee(s)" heading.
Each class of the fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
The annual management fee rate for the class of shares of the fund offered through this prospectus, as a percentage of the class's average net assets, is shown in the following table:
Fund	Retail Class
Fidelity® Nasdaq Composite Index® Fund	0.29%
A different management fee rate may be applicable to each class of the fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
EIF-PSTK-0524-134 1.791563.134	May 31, 2024
Supplement to the
Fidelity® Nasdaq Composite Index® Fund
January 29, 2024
STATEMENT OF ADDITIONAL INFORMATION

Effective June 1, 2024, the fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements. The amended contract will incorporate a management fee rate that may vary by class. The Adviser or an affiliate will pay certain expenses of managing and operating the fund out of each class's management fee.
Effective June 1, 2024, the following information replaces similar information found in the "Management Contract" section.
Management-Related Expenses. In addition to the management fee payable to FMR, and the costs associated with securities lending, as applicable, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. Other expenses paid by the fund include interest, taxes, brokerage commissions, fees and expenses associated with the fund's securities lending program, if applicable, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
Management Fee.
For the services of FMR under the management contract, the retail class of the fund pays FMR a monthly management fee at the annual rate of 0.29% of the class's average net assets throughout the month.
A different management fee rate may be applicable to each class of the fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
Effective June 1, 2024, the following information replaces similar information found in the "Transfer and Service Agent Agreements" section.
TRANSFER AND SERVICE AGENT SERVICES
Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210 (or an agent, including an affiliate), performs transfer agency services under the terms of the fund's management contract.
Prior to June 1, 2024, the fund or class, as applicable, bore the cost of transfer agency services under a separate agreement covering such services.
FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, checkwriting, wire transactions, and providing historical account research, as applicable.
FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
Fund shares may be owned by intermediaries for the benefit of their customers. In those instances, a fund may not maintain an account for shareholders, and some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.
Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the fund, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.
In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity® funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.
Fidelity Service Company, Inc. (FSC), an affiliate of FMR (or an agent, including an affiliate), calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program under the terms of the fund's management contract.
Prior to June 1, 2024, the fund bore the cost of pricing and bookkeeping services under a separate agreement covering such services.

EIF-SSTK-0524-120-1.807082.120	May 31, 2024